UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2011

CMS Bancorp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2011, the Board of Directors (“Board”) of CMS Bancorp, Inc. (the “Company”) approved and adopted a stock purchase policy to further the Board’s goals of showing the Board’s support for the Company and to enhance the liquidity of the Company’s stock. Under the new policy, it is contemplated that each director would commit to invest at least 50% of the annual compensation received for his or her Board service, including for Board and committee meetings as well as retainer fees, in Company stock. While a director’s participation is strongly encouraged, it is not mandatory; however, non-participation will be taken into consideration when the director is re-evaluated at the time of his or her next nomination for re-election. The new policy will become effective on January 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Bancorp Inc.
(Registrant)

December 6, 2011	/s/ STEPHEN DOWD
(Date)	Stephen Dowd
Senior Vice President and Chief Financial Officer